Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boxlight Corporation (the “Company”) on Form 10-Q pursuant to Rule 15d-2 Under the Securities Exchange Act of 1934 for the period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Pope, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2021

/s/ Michael Pope
Michael Pope
Chief Executive Officer (Principal Executive Officer)